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                                                                    Exhibit 32.2


            CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER PURSUANT TO
                            18 U.S.C. SECTIONS 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-QSB of Sunshine PCS Corporation (the "Company") for the nine months ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert E. Dolan, as Principal Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                  /s/ Robert E. Dolan
                                                  -------------------
                                                  Name: Robert E. Dolan
                                                  Title: Chief Financial Officer
Date:  November 14, 2005